Exhibit 10.9.7

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT #7 TO CARRIER SERVICE AGREEMENT

ESCHELON TELECOM, INC.

March 26, 2004

This is Amendment #7 to the Carrier Service Agreement between Global Crossing Bandwidth, Inc., (“Global Crossing”) and Eschelon Telecom, Inc. (“Eschelon” or “Purchaser”), dated August 25, 2000, as amended (the “Agreement”).

1.                                       Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2.                                       The NOTICES provision of the Agreement, as identified in Section 18 thereof, as amended, shall be amended as it relates to Notices to be sent to Global Crossing.

If to Global Crossing:	Global Crossing Bandwidth, Inc.
161 Chestnut Street
One City Centre, 3rd Floor
Rochester, New York 14604
Attention: Senior Vice President, North American Carrier Services
Facsimile # (585) 262-6263

with a copy to:	Global Crossing Bandwidth, Inc.
161 Chestnut Street
One City Centre, 3rd Floor
Rochester, New York 14604
Attention: Manager, National Contract Admin.
Facsimile # (585) 454-5825

The balance of Section 18 shall remain unchanged.

3/26/2004

3.                                       Eschelon’s OC-3 port IP Transit Service rates are revised as follows:

Port	Minimum Bandwidth**	MRC			Change Fee	Cancellation
		Full Pipe	Fixed	Bursted
OC-3	45 Mbps	***	***	***	***	***

*Global Crossing agrees that Eschelon shall receive the Full Pipe pricing on its Minneapolis, MN OC-3 port in its first (1st) full Billing Cycle following the execution of this Amendment by Global Crossing, and Eschelon’s committed bandwidth on said port shall increase to 155 Mbps at the beginning of the seventh (7th) full Billing Cycle following the effective date of this Amendment.  The balance of Eschelon’s IP Transit Exhibit shall remain unchanged.

4.                                       The revised IP Transit monthly recurring charges, as mentioned in Item #6 above, shall be effective with Eschelon’s first full Billing Cycle following the execution of this Amendment #7 by Global Crossing.

5.                                       The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment #7 shall remain in full force and effect.

6.                                       This Amendment #7 is effective as of the date signed by Global Crossing below.

Global Crossing Bandwidth, Inc.		Eschelon Telecom, Inc.

By:	/s/ Barrett O. MacCheyne	By:	/s/ Michael A. Donahue
	Barrett O. MacCheyne, Sr. Vice President	Print Name:	Michael A. Donahue
	North American Carrier Services	Print Title:	Treasurer

Date:	4/5/04	Date:	4/1/04